                                                           [MORGAN STANLEY LOGO]

Morgan Stanley New York Tax-Free Income Fund

A MUTUAL FUND THAT SEEKS TO PROVIDE A HIGH LEVEL OF
CURRENT INCOME EXEMPT FROM FEDERAL, NEW YORK STATE
AND NEW YORK CITY INCOME TAX OR OTHER LOCAL INCOME
TAXES, CONSISTENT WITH THE PRESERVATION OF CAPITAL

                                                                   [COVER PHOTO]

                                                  Prospectus - February 28, 2003

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                Contents

The Fund                  INVESTMENT OBJECTIVE .......................................                   1
                          PRINCIPAL INVESTMENT STRATEGIES ............................                   1
                          PRINCIPAL RISKS ............................................                   2
                          PAST PERFORMANCE ...........................................                   4
                          FEES AND EXPENSES ..........................................                   5
                          ADDITIONAL INVESTMENT STRATEGY INFORMATION .................                   6
                          ADDITIONAL RISK INFORMATION ................................                   7
                          FUND MANAGEMENT ............................................                   7

Shareholder Information   PRICING FUND SHARES ........................................                   8
                          HOW TO BUY SHARES ..........................................                   8
                          HOW TO EXCHANGE SHARES .....................................                   9
                          HOW TO SELL SHARES .........................................                  11
                          DISTRIBUTIONS ..............................................                  12
                          TAX CONSEQUENCES ...........................................                  13
                          SHARE CLASS ARRANGEMENTS ...................................                  14

Financial Highlights      ............................................................                  21

Morgan Stanley Funds      ............................................................   INSIDE BACK COVER

                          THIS PROSPECTUS CONTAINS IMPORTANT INFORMATION ABOUT THE FUND.
                          PLEASE READ IT CAREFULLY AND KEEP IT FOR FUTURE REFERENCE.

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[Sidebar]
INCOME
An investment objective having the primary goal of selecting securities to pay out income.
[End Sidebar]
               The Fund

[ICON]              INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
                    Morgan Stanley New York Tax-Free Income Fund seeks to provide a high level of current income exempt from federal, New York state and New York city income tax or other local income taxes, consistent with the preservation of capital.

[ICON]              PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
                    The Fund will normally invest at least 80% of its assets in securities that pay interest exempt from federal, New York state and New York city income tax or other local income taxes. The Fund's "Investment Manager" Morgan Stanley
                    Investment Advisors Inc., generally invests the Fund's assets in investment grade, New York municipal obligations.
                    Municipal obligations are bonds, notes or short-term commercial paper issued by state governments, local governments or their respective agencies. These municipal obligations will have the following ratings at the time of purchase:

                    - municipal bonds --           within the four highest
                                                   grades by Moody's Investors
                                                   Service Inc. ("Moody's"),
                                                   Standard & Poor's Corporation
                                                   ("S&P"), or Fitch IBCA, Inc.
                                                   ("Fitch");

                    - municipal notes --            within the two highest
                                                    grades or, if not rated,
                                                    have outstanding bonds
                                                    within the four highest
                                                    grades by Moody's, S&P or
                                                    Fitch; and

                    - municipal commercial paper -- within the highest grade by
                                                    Moody's, S&P or Fitch.

                    The Fund may also invest in unrated securities which are judged by the Investment Manager to have comparable quality to the securities described above.

                    The Fund may invest up to 10% of its net assets in inverse floating rate municipal obligations. The interest rates on these obligations generally move in the reverse direction of market interest rates. If market interest rates fall, the interest rate on the obligations will increase and if market interest rates increase, the interest rate on the obligations will fall.

                    The Fund may invest up to 20% of its net assets in taxable money market instruments, tax-exempt securities of other states and municipalities and securities that pay interest income subject to the "alternative minimum tax." Since some investors may have to pay tax on a Fund distribution of this income, the Fund may not be a suitable investment for them. See the "Tax Consequences" section for more details.

                    Municipal bonds, notes and commercial paper are commonly classified as either "general obligation" or "revenue." General obligation bonds, notes, and commercial paper are secured by the issuer's faith and credit, including its taxing power, for payment of principal and interest. Revenue bonds, notes and commercial paper, however, are generally payable from a specific source of income. They are issued to finance a wide variety of municipal projects which may include: educational facilities, electric utility, hospitals/healthcare, industrial development/ pollution control, single & multi-family housing, transportation and water & sewer facilities. The Fund's municipal obligation investments may include zero coupon securities, which are purchased at a discount and accrue interest, but make no interest payments until maturity. In addition, the Fund may invest in lease obligations and private activity bonds. Lease obligations

                                                                               1
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                    may take the form of a lease or an installment purchase
                    contract issued by public authorities to acquire a wide variety of equipment and facilities. Private activity bonds are issued by, or on behalf of, public authorities to finance privately operated facilities.

                    In pursuing the Fund's investment objective, the Investment Manager has considerable leeway in deciding which investments it buys, holds or sells on a day-to-day basis -- and which investment strategies it uses. For example, the Investment Manager in its discretion may determine to use some permitted investment strategies while not using others.

[ICON]              PRINCIPAL RISKS
--------------------------------------------------------------------------------
                    There is no assurance that the Fund will achieve its investment objective. The Fund's share price and yield will fluctuate with changes in the market value and/or yield of the Fund's portfolio securities. When you sell Fund shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Fund.

                    Credit and Interest Rate Risks. Principal risks of investing in the Fund are associated with its municipal investments, particularly its concentration in municipal obligations of a single state. Municipal obligations, like other debt securities, are subject to two types of risks: credit risk and interest rate risk.

                    Credit risk refers to the possibility that the issuer of a security will be unable or unwilling to make interest payments and/or repay the principal on its debt. In the case of revenue bonds, notes, or commercial paper, for example, the credit risk is the possibility that the user fees from a project or other specified revenue sources are insufficient to meet interest and/or principal payment obligations. Private activity bonds used to finance projects, such as industrial development and pollution control, may also be negatively impacted by the general credit of the user of the project. Unlike most fixed-income mutual funds, the Fund is subject to the added credit risk of concentrating its investments in a single state. The Fund could be affected by political, economic and regulatory developments concerning these issuers. Should any difficulties develop concerning these municipalities' abilities to pay principal and/or interest on their debt obligations, the Fund's value and yield could be adversely affected.

                    Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. Zero coupon securities are typically subject to greater price fluctuations than comparable securities that pay current interest.

                    The Fund is not limited as to the maturities of the municipal obligations in which it may invest. Thus, a rise in the general level of interest rates may cause the price of the Fund's portfolio securities to fall substantially. In addition, the Fund may invest in securities with the lowest investment grade rating. These securities may have speculative characteristics.

                    Lease Obligations. Lease obligations may have risks not normally associated with general obligation or other revenue bonds. Leases and installment purchase or conditional sale contracts (which may provide for title to the leased asset to pass eventually to the issuer) have developed as a means for governmental issuers to acquire property and equipment without the necessity of complying with the constitutional and statutory requirements generally applicable for the

 2
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                    issuance of debt. Certain lease obligations contain
                    "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for that purpose by the appropriate legislative body on an annual or other periodic basis. Consequently, continued lease payments on those lease obligations containing "non-appropriation" clauses are dependent on future legislative actions. If these legislative actions do not occur, the holders of the lease obligation may experience difficulty in exercising their rights, including disposition of the property.

                    Private Activity Bonds. The issuers of private activity bonds in which the Fund may invest may be negatively impacted by conditions affecting either the general credit of the user of the private activity project or the project itself. Conditions such as regulatory and environmental restrictions and economic downturns may lower the need for these facilities and the ability of users of the project to pay for the facilities. This could cause a decline in the Fund's value. The Fund's private activity bond holdings also may pay interest subject to the alternative minimum tax. See the " Tax Consequences" section for more details.

                    Inverse Floating Rate Municipal Obligations. The inverse floating rate municipal obligations in which the Fund may invest are typically created through a division of a fixed rate municipal obligation into two separate instruments, a short-term obligation and a long-term obligation. The interest rate on the short-term obligation is set at periodic auctions. The interest rate on the long-term obligation is the rate the issuer would have paid on the fixed-income obligation: (i) PLUS the difference between such fixed rate and the rate on the short-term obligation, if the short-term rate is lower than the fixed rate; or (ii) MINUS such difference if the interest rate on the short-term obligation is higher than the fixed rate. Inverse floating rate municipal obligations offer the potential for higher income than is available from fixed rate obligations of comparable maturity and credit rating. They also carry greater risks. In particular, the prices of inverse floating rate municipal obligations are more volatile, I.E., they increase and decrease in response to changes in interest rates to a greater extent than comparable fixed rate obligations.

                    Other Risks. The performance of the Fund also will depend on whether the Investment Manager is successful in applying the Fund's investment strategies. The Fund is also subject to other risks from its permissible investments including the risks associated with its lease obligations investments and options and futures. For more information about these risks, see the "Additional Risk Information" section.

                    Shares of the Fund are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

[Sidebar]
ANNUAL TOTAL RETURNS
This chart shows how the performance of the Fund's Class B shares has varied from year to year over the past 10 calendar years.
[End Sidebar]

[ICON]              PAST PERFORMANCE
--------------------------------------------------------------------------------
                    The bar chart and table below provide some indication of the risks of investing in the Fund. The Fund's past performance
                    (before and after taxes) does not indicate how the Fund will perform in the future.

ANNUAL TOTAL RETURNS -- Calendar Years

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1993  11.72%
'94   -7.74%
'95   16.59%
'96    2.82%
'97    8.43%
'98    5.32%
'99   -4.58%
2000  10.90%
'01    3.26%
'02    9.32%

                    THE BAR CHART REFLECTS THE PERFORMANCE OF CLASS B SHARES; THE PERFORMANCE OF THE OTHER CLASSES WILL DIFFER BECAUSE THE CLASSES HAVE DIFFERENT ONGOING FEES. THE PERFORMANCE INFORMATION IN THE BAR CHART DOES NOT REFLECT THE DEDUCTION OF SALES CHARGES; IF THESE AMOUNTS WERE REFLECTED, RETURNS WOULD BE LESS THAN SHOWN.

                    During the periods shown in the bar chart, the highest return for a calendar quarter was 6.99% (quarter ended
                    March 31, 1995) and the lowest return for a calendar quarter was -6.07% (quarter ended March 31, 1994).

                    Average Annual Total Returns. This table compares the Fund's average annual total returns with those of a broad measure of market performance over time. The Fund's returns include the maximum applicable sales charge for each Class and assume you sold your shares at the end of each period (unless otherwise noted).

                               AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2002)
                               --------------------------------------------------------------------------------------
                                                               Past 1 Year  Past 5 Years  Past 10 Years  Life of Fund
                               --------------------------------------------------------------------------------------
                                Class A(1): Return Before
                                Taxes                              5.50%         4.39%            --          4.65%
                               --------------------------------------------------------------------------------------
                                  Lehman Brothers Municipal
                                  Bond Index(2)                    9.60%         6.06%            --          6.15%*
                               --------------------------------------------------------------------------------------
                                Class B(1): Return Before
                                Taxes                              4.32%         4.37%          5.36%           --
                               --------------------------------------------------------------------------------------
                                  Return After Taxes on
                                  Distributions(3)                 3.82%         4.12%          5.12%           --
                               --------------------------------------------------------------------------------------
                                  Return After Taxes on
                                  Distributions and Sale of
                                  Fund Shares                      4.68%         4.27%          5.13%           --
                               --------------------------------------------------------------------------------------
                                  Lehman Brothers Municipal
                                  Bond Index(2)                    9.60%         6.06%          6.71%           --
                               --------------------------------------------------------------------------------------
                                Class C(1): Return Before
                                Taxes                              8.41%         4.71%            --          4.87%
                               --------------------------------------------------------------------------------------
                                  Lehman Brothers Municipal
                                  Bond Index(2)                    9.60%         6.06%            --          6.15%*
                               --------------------------------------------------------------------------------------
                                Class D(1): Return Before
                                Taxes                              9.96%         5.43%            --          5.62%
                               --------------------------------------------------------------------------------------
                                  Lehman Brothers Municipal
                                  Bond Index(2)                    9.60%         6.06%            --          6.15%*
                               --------------------------------------------------------------------------------------

 *   FROM 7/31/97
 1 CLASSES A, C AND D COMMENCED OPERATIONS ON JULY 28, 1997. CLASS B COMMENCED OPERATIONS ON APRIL 25, 1985.
 2 THE LEHMAN BROTHERS MUNICIPAL BOND INDEX TRACKS THE PERFORMANCE OF MUNICIPAL BONDS RATED AT LEAST BAA OR BBB, BY MOODY'S INVESTORS SERVICE, INC. OR STANDARD & POOR'S CORPORATION, RESPECTIVELY AND WITH MATURITIES OF 2 YEARS OR GREATER. THE INDEX DOES NOT INCLUDE ANY EXPENSES, FEES OR CHARGES. THE INDEX IS UNMANAGED AND SHOULD NOT BE CONSIDERED AN INVESTMENT.
 3 THESE RETURNS DO NOT REFLECT ANY TAX CONSEQUENCES FROM A SALE OF YOUR SHARES AT THE END OF EACH PERIOD BUT THEY DO REFLECT ANY APPLICABLE SALES CHARGES ON SUCH A SALE.

[SIDEBAR]
SHAREHOLDER FEES
These fees are paid directly from your investment.

ANNUAL FUND
OPERATING EXPENSES
These expenses are
deducted from the Fund's
assets and are based
on expenses paid for
the fiscal year ended
December 31, 2002.
[End Sidebar]

                    The above table shows after tax returns for the Fund's
                    Class B shares. The after tax returns for the Fund's other Classes will vary from the Class B shares' returns. After tax returns are calculated using the historical highest individual federal margin income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after tax returns depend on an investor's tax situation and may differ from those shown. After tax returns may be higher than before tax returns due to foreign tax credits and/or an assumed benefit from capital losses that would have been realized had Fund shares been sold at the end of the relevant periods, as applicable.

[ICON]              FEES AND EXPENSES
--------------------------------------------------------------------------------
                    The table below briefly describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund offers four Classes of shares: Classes A, B, C and D. Each
                    Class has a different combination of fees, expenses and other features, which should be considered in selecting a Class of shares. The Fund does not charge account or exchange fees. See the "Share Class Arrangements" section for further fee and expense information.

                                                                                 Class A     Class B     Class C     Class D
                               ---------------------------------------------------------------------------------------------
                                SHAREHOLDER FEES
                               ---------------------------------------------------------------------------------------------
                                Maximum sales charge (load) imposed on
                                purchases (as a percentage of offering
                                price)                                            4.25%(1)   None        None        None
                               ---------------------------------------------------------------------------------------------
                                Maximum deferred sales charge (load) (as a
                                percentage based on the lesser of the
                                offering price or net asset value at
                                redemption)                                      None(2)      5.00%(3)    1.00%(4)   None
                               ---------------------------------------------------------------------------------------------
                                ANNUAL FUND OPERATING EXPENSES
                               ---------------------------------------------------------------------------------------------
                                Management fee                                   0.55%       0.55%       0.55%       0.55%
                               ---------------------------------------------------------------------------------------------
                                Distribution and service (12b-1) fees            0.21%       0.75%       0.75%       None
                               ---------------------------------------------------------------------------------------------
                                Other expenses                                   0.16%       0.16%       0.16%       0.16%
                               ---------------------------------------------------------------------------------------------
                                Total annual Fund operating expenses             0.92%       1.46%       1.46%       0.71%
                               ---------------------------------------------------------------------------------------------

 1   REDUCED FOR PURCHASES OF $25,000 AND OVER.
 2 INVESTMENTS THAT ARE NOT SUBJECT TO ANY SALES CHARGE AT THE TIME OF PURCHASE ARE SUBJECT TO A CONTINGENT DEFERRED SALES CHARGE ("CDSC") OF 1.00% THAT WILL BE IMPOSED IF YOU SELL YOUR SHARES WITHIN ONE YEAR AFTER PURCHASE, EXCEPT FOR CERTAIN SPECIFIC CIRCUMSTANCES.
 3 THE CDSC IS SCALED DOWN TO 1.00% DURING THE SIXTH YEAR, REACHING ZERO THEREAFTER. SEE "SHARE CLASS ARRANGEMENTS" FOR A COMPLETE DISCUSSION OF THE CDSC.
 4   ONLY APPLICABLE IF YOU SELL YOUR SHARES WITHIN ONE YEAR AFTER PURCHASE.

                    Example
                    This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

                    The example assumes that you invest $10,000 in the Fund, your investment has a 5% return each year, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the tables below show your costs at the end of each period based on these assumptions depending upon whether or not you sell your shares at the end of each period.

               If You SOLD Your Shares                     If You HELD Your Shares:
 ---------------------------------------------------  ----------------------------------
                  1 Year  3 Years  5 Years  10 Years  1 Year  3 Years  5 Years  10 Years
 ---------------------------------------------------  ----------------------------------
  Class A          $515    $706     $913     $1,508    $515    $706     $913     $1,508
 ---------------------------------------------------  ----------------------------------
  Class B          $649    $762     $997     $1,746    $149    $462     $797     $1,746
 ---------------------------------------------------  ----------------------------------
  Class C          $249    $462     $797     $1,746    $149    $462     $797     $1,746
 ---------------------------------------------------  ----------------------------------
  Class D          $ 73    $227     $395     $  883    $ 73    $227     $395     $  883
 ---------------------------------------------------  ----------------------------------

                    While Class B and Class C shares do not have any front-end sales charges, their higher ongoing annual expenses (due to higher 12b-1 fees) mean that over time you could end up paying more for these shares than if you were to pay front-end sales charges for Class A shares.

[ICON]              ADDITIONAL INVESTMENT STRATEGY INFORMATION
--------------------------------------------------------------------------------
                    This section provides additional information relating to the Fund's principal investment strategies.

                    The Fund's policy of investing at least 80% of its assets in securities the interest on which is exempt from federal income taxes and New York state income taxes, except for "defensive" investing discussed below, is fundamental. This fundamental policy may not be changed without shareholder approval. The percentage limitations relating to the composition of the Fund's portfolio apply at the time the Fund acquires an investment. Subsequent percentage changes that result from market fluctuations will generally not require the Fund to sell any portfolio security. However, the Fund may be required to sell its illiquid securities holdings, if any, in response to fluctuations in the value of such holdings. The Fund may change its principal investment strategies without shareholder approval; however, you would be notified of any changes.

                    Options and Futures. The Fund may invest in put and call options and futures on its portfolio securities. The Fund may use options and futures to protect against a decline in the Fund's securities or an increase in prices of securities that may be purchased.

                    Defensive Investing. The Fund may take temporary "defensive" positions in attempting to respond to adverse market conditions. The Fund may invest any amount of its assets in taxable money market securities, non-New York tax-exempt securities or in tax-exempt securities subject to the alternative minimum tax for individual shareholders when the Investment Manager believes it is advisable to do so. The Fund will only purchase municipal obligations of other states that satisfy the same standards as set forth for the New York tax-exempt securities. Although taking a defensive posture is designed to protect the Fund from an anticipated market downturn, it could have the effect of reducing the Fund's ability to provide New York tax-exempt income. When the Fund takes a defensive position, it may not achieve its investment objective.

[Sidebar]
MORGAN STANLEY INVESTMENT ADVISORS INC.
The Investment Manager is widely recognized as a leader in the mutual fund industry and together with Morgan Stanley Services Company Inc., its wholly-owned subsidiary, had approximately $115 billion in assets under management as of January 31, 2003.
[End Sidebar]

[ICON]              ADDITIONAL RISK INFORMATION
--------------------------------------------------------------------------------
                    This section provides additional information relating to the principal risks of investing in the Fund.

                    Bond Insurance Risk. Many of the municipal obligations the Fund invests in will be covered by insurance at the time of issuance or at a later date. Such insurance covers the remaining term of the security. Insured municipal obligations would generally be assigned a lower rating if the rating were based primarily on the credit quality of the issuer without regard to the insurance feature. If the claims-paying ability of the insurer were downgraded, the ratings on the municipal obligations it insures may also be downgraded.

                    Options and Futures. If the Fund invests in options and/or futures, its participation in these markets would subject the Fund's portfolio to certain risks. If the Investment Manager's predictions of movements in the direction of the markets are inaccurate, the adverse consequences to the Fund (e.g., a reduction in the Fund's net asset value or a reduction in the amount of income available for distribution) may leave the Fund in a worse position than if these strategies were not used. Other risks inherent in the use of options and futures include, for example, the possible imperfect correlation between the price of options and futures contracts and movements in the prices of the securities being hedged, and the possible absence of a liquid secondary market for any particular instrument. Certain options may be over-the-counter options which are options negotiated with dealers; there is no secondary market for these investments.

[ICON]              FUND MANAGEMENT
--------------------------------------------------------------------------------
                    The Fund has retained the Investment Manager -- Morgan
                    Stanley Investment Advisors Inc. -- to provide administrative services, manage its business affairs and invest its assets, including the placing of orders for the purchase and sale of portfolio securities. The Investment
                    Manager is a wholly-owned subsidiary of Morgan Stanley, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Its address is 1221 Avenue of the Americas, New
                    York, NY 10020. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services.

                    The Fund is managed by the Municipal Fixed Income team. Current members of the team managing the Fund's portfolio include Dennis Pietrzak, an Executive Director of the Investment Manager, Timothy D. Haney, a Vice President of the Investment Manager, and Joseph R. Arcieri, an Executive Director of the Investment Manager.

                    The Fund pays the Investment Manager a monthly management fee as full compensation for the services and facilities furnished to the Fund, and for Fund expenses assumed by the Investment Manager. The fee is based on the Fund's average daily net assets. For the fiscal year ended December 31, 2002, the Fund accrued total compensation to the Investment Manager amounting to 0.55% of the Fund's average daily net assets.

[Sidebar]
CONTACTING A
FINANCIAL ADVISOR
If you are new to the Morgan Stanley Funds and would like to contact a Financial Advisor, call toll-free 1-866-MORGAN8 for the telephone number of the Morgan Stanley office nearest you. You may also access our office locator on our Internet site at: www.morganstanley.com/funds
[End Sidebar]
               Shareholder Information

[ICON]              PRICING FUND SHARES
--------------------------------------------------------------------------------
                    The price of Fund shares (excluding sales charges), called
                    "net asset value," is based on the value of the Fund's portfolio securities. While the assets of each Class are invested in a single portfolio of securities, the net asset value of each Class will differ because the Classes have different ongoing distribution fees.

                    The net asset value per share of the Fund is determined once daily at 4:00 p.m. Eastern time on each day that the New York Stock Exchange is open (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time). Shares will not be priced on days that the New York Stock Exchange is closed.

                    The Fund's portfolio securities (except for short-term taxable debt securities and certain other investments) are valued by an outside independent pricing service. The service uses a computerized grid matrix of tax-exempt securities and its evaluations in determining what it believes is the fair value of the portfolio securities. The Fund's Board of Trustees believes that timely and reliable market quotations are generally not readily available to the Fund to value tax-exempt securities and the valuations that the pricing service supplies are more likely to approximate the fair value of the securities.

                    An exception to the Fund's general pricing policy concerns its short-term debt portfolio securities. Debt securities with remaining maturities of sixty days or less at the time of purchase are valued at amortized cost. However, if the cost does not reflect the securities' market value, these securities will be valued at their fair value.

[ICON]              HOW TO BUY SHARES
--------------------------------------------------------------------------------
                    You may open a new account to buy Fund shares or buy additional Fund shares for an existing account by contacting your Morgan Stanley Financial Advisor or other authorized financial representative. Your Financial Advisor will assist you, step-by-step, with the procedures to invest in the Fund. The Fund's transfer agent, in its sole discretion, may allow you to purchase shares directly by calling and requesting an application.

                    Because every investor has different immediate financial needs and long-term investment goals, the Fund offers investors four Classes of shares: Classes A, B, C and D. Class D shares are only offered to a limited group of investors. Each Class of shares offers a distinct structure of sales charges, distribution and service fees, and other features that are designed to address a variety of needs. Your Financial Advisor or other authorized financial representative can help you decide which Class may be most appropriate for you. When purchasing Fund shares, you must specify which Class of shares you wish to purchase.

                    When you buy Fund shares, the shares are purchased at the next share price calculated (less any applicable front-end sales charge for Class A shares) after we receive your purchase order. Your payment is due on the third business day after you place your purchase order. If you purchase Fund shares through a Financial Advisor, you begin earning dividends on the fourth business day following placement of your purchase order. If you purchase Fund shares through the Fund's transfer agent, you begin earning dividends on the next business day following placement of your order. The Fund, in its sole discretion, may waive the minimum initial and additional investment amounts in certain cases. We reserve the right to reject any order for the purchase of Fund shares.

[Sidebar]
EASYINVEST-SM-
A purchase plan that allows you to transfer money automatically from your checking or savings account or from a Money Market Fund on a semi-monthly, monthly or quarterly basis. Contact your Morgan Stanley Financial Advisor for further information about this service.
[End Sidebar]

 MINIMUM INVESTMENT AMOUNTS
 ----------------------------------------------------------------------------------------
                                                                      Minimum Investment
                                                                      -------------------
 Investment Options                                                   Initial  Additional
 ----------------------------------------------------------------------------------------
  Regular Accounts                                                    $1,000      $100
 ----------------------------------------------------------------------------------------
  EASYINVEST-SM-                                                      $  100*     $100*
  (Automatically from your checking or savings account or Money Market Fund)
 ----------------------------------------------------------------------------------------

 *   PROVIDED YOUR SCHEDULE OF INVESTMENTS TOTALS $1,000 IN TWELVE MONTHS.

                    There is no minimum investment amount if you purchase Fund shares through: (1) the Investment Manager's mutual fund asset allocation plan, (2) a program, approved by the Fund's distributor, in which you pay an asset-based fee for advisory, administrative and/or brokerage services,
                    (3) certain investment programs approved by the Fund's distributor that do not charge an asset-based fee, or
                    (4) employer-sponsored employee benefit plan accounts.

                    Investment Options for Certain Institutional and Other Investors/Class D Shares. To be eligible to purchase
                    Class D shares, you must qualify under one of the investor categories specified in the "Share Class Arrangements" section of this PROSPECTUS.

                    Subsequent Investments Sent Directly to the Fund. In addition to buying additional Fund shares for an existing account by contacting your Morgan Stanley Financial Advisor, you may send a check directly to the Fund. To buy additional shares in this manner:

                    - Write a "letter of instruction" to the Fund specifying the name(s) on the account, the account number, the social security or tax identification number, the Class of shares you wish to purchase and the investment amount (which would include any applicable front-end sales charge). The letter must be signed by the account owner(s).

                    - Make out a check for the total amount payable to: Morgan
                      Stanley New York Tax-Free Income Fund.

                    - Mail the letter and check to Morgan Stanley Trust at
                      P.O. Box 1040, Jersey City, NJ 07303.

[ICON]              HOW TO EXCHANGE SHARES
--------------------------------------------------------------------------------
                    Permissible Fund Exchanges. You may exchange shares of any Class of the Fund for the same Class of any other continuously offered Multi-Class Fund, or for shares of a No-Load Fund, a Money Market Fund or Limited Duration U.S.
                    Treasury Trust, without the imposition of an exchange fee.
                    In addition, Class A shares of the Fund may be exchanged for shares of an FSC Fund (funds subject to a front-end sales charge). See the inside back cover of this PROSPECTUS for each Morgan Stanley Fund's designation as a Multi-Class Fund, No-Load Fund, Money Market Fund or an FSC
                    Fund. If a Morgan Stanley Fund is not listed, consult the inside back cover of that fund's current prospectus for its designation.

                    Exchanges may be made after shares of the fund acquired by purchase have been held for thirty days. There is no waiting period for exchanges of shares acquired by exchange or dividend reinvestment. The current prospectus for each fund describes its investment objective(s), policies and investment minimums and should be read before investment. Since exchanges are available only into continuously offered Morgan Stanley Funds, exchanges are not available into any new Morgan Stanley Fund during its initial offering period, or when shares of a particular Morgan Stanley Fund are not being offered for purchase.

                    Exchange Procedures. You can process an exchange by contacting your Morgan Stanley Financial Advisor or other authorized financial representative. Otherwise, you must forward an exchange privilege authorization form to the Fund's transfer agent -- Morgan Stanley Trust -- and then write the transfer agent or call (800) 869-NEWS to place an exchange order. You can obtain an exchange privilege authorization form by contacting your Financial Advisor or other authorized financial representative, or by calling
                    (800) 869-NEWS. If you hold share certificates, no exchanges may be processed until we have received all applicable share certificates.

                    An exchange to any Morgan Stanley Fund (except a Money Market Fund) is made on the basis of the next calculated net asset values of the funds involved after the exchange instructions are accepted. When exchanging into a Money Market Fund, the Fund's shares are sold at their next calculated net asset value and the Money Market Fund's shares are purchased at their net asset value on the following business day.

                    The Fund may terminate or revise the exchange privilege upon required notice. The check writing privilege, is not available for Money Market Fund shares you acquire in an exchange.

                    Telephone Exchanges. For your protection when calling Morgan Stanley Trust, we will employ reasonable procedures to confirm that exchange instructions communicated over the telephone are genuine. These procedures may include requiring various forms of personal identification such as name, mailing address, social security or other tax identification number. Telephone instructions also may be recorded.

                    Telephone instructions will be accepted if received by the Fund's transfer agent between 9:00 a.m. and 4:00 p.m. Eastern time on any day the New York Stock Exchange is open for business. During periods of drastic economic or market changes, it is possible that the telephone exchange procedures may be difficult to implement, although this has not been the case with the Fund in the past.

                    Margin Accounts. If you have pledged your Fund shares in a margin account, contact your Morgan Stanley Financial Advisor or other authorized financial representative regarding restrictions on the exchange of such shares.

                    Tax Considerations of Exchanges. If you exchange shares of the Fund for shares of another Morgan Stanley Fund, there are important tax considerations. For tax purposes, the exchange out of the Fund is considered a sale of Fund shares -- and the exchange into the other fund is considered a purchase. As a result, you may realize a capital gain or loss.

                    You should review the "Tax Consequences" section and consult your own tax professional about the tax consequences of an exchange.

                    Limitations on Exchanges. Certain patterns of exchanges and/or purchase or sale transactions involving the Fund or other Morgan Stanley Funds may result in the Fund limiting or prohibiting, at its discretion, additional purchases and/or exchanges. Determinations in this regard may be made based on the frequency or dollar amount of previous exchanges or purchase or sale transactions. You will be notified in advance of limitations on your exchange privileges.

                    CDSC Calculations on Exchanges. See the "Share Class Arrangements" section of this PROSPECTUS for a discussion of how applicable contingent deferred sales charges (CDSCs) are calculated for shares of one Morgan Stanley Fund that are exchanged for shares of another.

                    For further information regarding exchange privileges, you should contact your Morgan Stanley Financial Advisor or call
                    (800) 869-NEWS.

[ICON]              HOW TO SELL SHARES
--------------------------------------------------------------------------------
                    You can sell some or all of your Fund shares at any time. If you sell Class A, Class B or Class C shares, your net sale proceeds are reduced by the amount of any applicable CDSC.
                    Your shares will be sold at the next share price calculated after we receive your order to sell as described below.

                               Options             Procedures
                               --------------------------------------------------------------------------------
                                Contact your       To sell your shares, simply call your Morgan Stanley
                                Financial Advisor  Financial Advisor or other authorized financial representative.
                                                   ------------------------------------------------------------
                                [ICON]             Payment will be sent to the address to which the account is registered, or deposited in your brokerage account.
                               --------------------------------------------------------------------------------
                                By Letter          You can also sell your shares by writing a "letter of
                                                   instruction" that includes:
                                [ICON]             - your account number;
                                                   - the name of the Fund;
                                                   - the dollar amount or the number of shares you wish to
                                                     sell;
                                                   - the Class of shares you wish to sell; and
                                                   - the signature of each owner as it appears on the account.
                                                   ------------------------------------------------------------
                                                   If you are requesting payment to anyone other than the
                                                   registered owner(s) or that payment be sent to any address other than the address of the registered owner(s) or
                                                   pre-designated bank account, you will need a signature
                                                   guarantee. You can obtain a signature guarantee from an
                                                   eligible guarantor acceptable to Morgan Stanley Trust. (You should contact Morgan Stanley Trust at (800) 869-NEWS for a determination as to whether a particular institution is an eligible guarantor.) A notary public cannot provide a
                                                   signature guarantee. Additional documentation may be
                                                   required for shares held by a corporation, partnership,
                                                   trustee or executor.
                                                   ------------------------------------------------------------
                                                   Mail the letter to Morgan Stanley Trust at P.O. Box 983,
                                                   Jersey City, NJ 07303. If you hold share certificates, you must return the certificates, along with the letter and any required additional documentation.
                                                   ------------------------------------------------------------
                                                   A check will be mailed to the name(s) and address in which the account is registered, or otherwise according to your
                                                   instructions.
                               --------------------------------------------------------------------------------
                                Systematic         If your investment in all of the Morgan Stanley Funds has a
                                Withdrawal Plan    total 7market value of at least $10,000, you may elect to
                                                   withdraw amounts of $25 or more, or in any whole percentage
                                [ICON]             of a fund's balance (provided the amount is at least $25), on a monthly, quarterly, semi- annual or annual basis, from any fund with a balance of at least $1,000. Each time you
                                                   add a fund to the plan, you must meet the plan requirements.
                                                   ------------------------------------------------------------
                                                   Amounts withdrawn are subject to any applicable CDSC. A CDSC may be waived under certain circumstances. See the Class B waiver categories listed in the "Share Class Arrangements"
                                                   section of this PROSPECTUS.
                                                   ------------------------------------------------------------
                                                   To sign up for the Systematic Withdrawal Plan, contact your
                                                   Morgan Stanley Financial Advisor or call (800) 869-NEWS. You may terminate or suspend your plan at any time. Please
                                                   remember that withdrawals from the plan are sales of shares, not Fund "distributions," and ultimately may exhaust your
                                                   account balance. The Fund may terminate or revise the plan at any time.
                               --------------------------------------------------------------------------------

[Sidebar]
TARGETED DIVIDENDS-SM-
You may select to have your Fund distributions automatically invested in other Classes of Fund shares or Classes of another Morgan Stanley Fund that you own. Contact your Morgan Stanley Financial Advisor for further information about this service.
[End Sidebar]

                    Payment for Sold Shares. After we receive your complete instructions to sell as described above, a check will be mailed to you within seven days, although we will attempt to make payment within one business day. Payment may also be sent to your brokerage account.

                    Payment may be postponed or the right to sell your shares suspended under unusual circumstances. If you request to sell shares that were recently purchased by check, your sale will not be effected until it has been verified that the check has been honored.

                    Reinstatement Privilege. If you sell Fund shares and have not previously exercised the reinstatement privilege, you may, within 35 days after the date of sale, invest any portion of the proceeds in the same Class of Fund shares at their net asset value and receive a pro rata credit for any CDSC paid in connection with the sale.

                    Involuntary Sales. The Fund reserves the right, on sixty days' notice, to sell the shares of any shareholder (other than shares held in an IRA or 403(b) Custodial Account) whose shares, due to sales by the shareholder, have a value below $100, or in the case of an account opened through EASYINVEST -SM-, if after 12 months the shareholder has invested less than $1,000 in the account.

                    However, before the Fund sells your shares in this manner, we will notify you and allow you sixty days to make an additional investment in an amount that will increase the value of your account to at least the required amount before the sale is processed. No CDSC will be imposed on any involuntary sale.

                    Margin Accounts. If you have pledged your Fund shares in a margin account, contact your Morgan Stanley Financial Advisor or other authorized financial representative regarding restrictions on the sale of such shares.

[ICON]              DISTRIBUTIONS
--------------------------------------------------------------------------------
                    The Fund passes substantially all of its earnings from income and capital gains along to its investors as "distributions." The Fund earns interest from fixed-income investments. These amounts are passed along to Fund shareholders as "income dividend distributions." The Fund realizes capital gains whenever it sells securities for a higher price than it paid for them. These amounts may be passed along as "capital gain distributions."

                    The Fund declares income dividends separately for each Class. Distributions paid on Class A and Class D shares will usually be higher than for Class B and Class C because distribution fees that Class B and Class C pay are higher. Normally, income dividends are declared on each day the New York Stock Exchange is open for business, and are distributed to shareholders monthly. Capital Gains, if any, are usually distributed in June and December. The Fund, however, may retain and reinvest any long-term capital gains. The Fund may at times make payments from sources other than income or capital gains that represent a return of a portion of your investment.

                    Distributions are reinvested automatically in additional shares of the same Class and automatically credited to your account, unless you request in writing that all distributions be paid in cash. If you elect the cash option, processing of your dividend checks begins immediately following the monthly payment date, and the Fund will mail a monthly dividend check to you normally during the first seven days of the following month. No interest will accrue on uncashed checks. If you wish to change how your distributions are paid, your request should be received by the Fund's transfer agent, Morgan Stanley Trust, at least five business days prior to the record date of the distributions.

[ICON]              TAX CONSEQUENCES
--------------------------------------------------------------------------------
                    As with any investment, you should consider how your Fund investment will be taxed. The tax information in this PROSPECTUS is provided as general information. You should consult your own tax professional about the tax consequences of an investment in the Fund.

                    You need to be aware of the possible tax consequences when:

                    - The Fund makes distributions; and

                    - You sell Fund shares, including an exchange to another
                      Morgan Stanley Fund.

                    Taxes on Distributions. Your income dividend distributions are normally exempt from federal and New York personal income taxes -- to the extent they are derived from New York's municipal obligations. Income derived from other portfolio securities may be subject to federal, state and/or local income taxes.

                    Income derived from some municipal securities is subject to the federal "alternative minimum tax." Certain tax-exempt securities whose proceeds are used to finance private, for-profit organizations are subject to this special tax system that ensures that individuals pay at least some federal taxes. Although interest on these securities is generally exempt from federal income tax, some taxpayers who have many tax deductions or exemptions nevertheless may have to pay tax on the income.

                    The Fund may derive gains in part from municipal obligations the Fund purchased below their principal or face values. All, or a portion, of these gains may be taxable to you as ordinary income rather than capital gains.

                    If you borrow money to purchase shares of the Fund, the interest on the borrowed money is generally not deductible for personal income tax purposes.

                    If the Fund makes any capital gain distributions, those distributions will normally be subject to federal and New York income tax when they are paid, whether you take them in cash or reinvest them in the Fund shares. Any long-term capital gain distributions are taxable to you as long-term capital gains, no matter how long you have owned shares in the Fund.

                    Every January, you will be sent a statement (IRS Form 1099-DIV) showing the taxable distributions paid to you in the previous year. The statement provides information on your dividends and capital gains for tax purposes.

                    Taxes on Sales. Your sale of Fund shares normally is subject to federal and state income tax and may result in a taxable gain or loss to you. A sale also may be subject to local income tax. Your exchange of Fund shares for shares of another Morgan Stanley Fund is treated for tax purposes like a sale of your original shares and a purchase of your new shares. Thus, the exchange may, like a sale, result in a taxable gain or loss to you and will give you a new tax basis for your new shares.

                    When you open your Fund account, you should provide your social security or tax identification number on your investment application. By providing this information, you will avoid being subject to a federal backup withholding tax (approximately 30% currently) on taxable distributions and redemption proceeds. Any withheld amount would be sent to the IRS as an advance tax payment.

[ICON]              SHARE CLASS ARRANGEMENTS
--------------------------------------------------------------------------------
                    The Fund offers several Classes of shares having different distribution arrangements designed to provide you with different purchase options according to your investment needs. Your Morgan Stanley Financial Advisor or other authorized financial representative can help you decide which Class may be appropriate for you.

                    The general public is offered three Classes: Class A shares, Class B shares and Class C shares, which differ principally in terms of sales charges and ongoing expenses. A fourth Class, Class D shares, is offered only to a limited category of investors. Shares that you acquire through reinvested distributions will not be subject to any front-end sales charge or CDSC -- contingent deferred sales charge.

                    Sales personnel may receive different compensation for selling each Class of shares. The sales charges applicable to each Class provide for the distribution financing of shares of that Class.

                    The chart below compares the sales charge and annual 12b-1 fee applicable to each Class:

 Class     Sales Charge                                                  Maximum Annual 12b-1 Fee
 ------------------------------------------------------------------------------------------------
  A        Maximum 4.25% initial sales charge reduced for purchase of
           $25,000 or more; shares sold without an initial sales charge
           are generally subject to a 1.0% CDSC during the first year              0.25%
 ------------------------------------------------------------------------------------------------
  B        Maximum 5.0% CDSC during the first year decreasing to 0%
           after six years                                                         0.75%
 ------------------------------------------------------------------------------------------------
  C        1.0% CDSC during the first year                                         0.75%
 ------------------------------------------------------------------------------------------------
  D        None                                                                 None
 ------------------------------------------------------------------------------------------------

                    CLASS A SHARES Class A shares are sold at net asset value plus an initial sales charge of up to 4.25%. The initial sales charge is reduced for purchases of $25,000 or more according to the schedule below. Investments of $1 million or more are not subject to an initial sales charge, but are generally subject to a contingent deferred sales charge, or CDSC, of 1.0% on sales made within one year after the last day of the month of purchase. The CDSC will be assessed in the same manner and with the same CDSC waivers as with Class B shares. Class A shares are also subject to a distribution (12b-1) fee of up to 0.25% of the average daily net assets of the Class. This fee is lower than the distribution fee paid by Class B or Class C shares.

                    The Fund will not accept a purchase order for Class A shares that qualifies for investment in Class D shares.

[Sidebar]
FRONT-END SALES CHARGE OR FSC
An initial sales charge you pay when purchasing Class A shares that is based on a percentage of the offering price. The percentage declines based upon the dollar value of Class A shares you purchase. We offer three ways to reduce your Class A sales charges -- the Combined Purchase Privilege, Right of Accumulation and Letter of Intent.
[End Sidebar]

                    The offering price of Class A shares includes a sales charge (expressed as a percentage of the offering price) on a single transaction as shown in the following table:

                                                                         Front-End Sales Charge
                                                              ---------------------------------------------
                                                                  Percentage of      Approximate Percentage
                    Amount of Single Transaction              Public Offering Price  of Net Amount Invested
                    ---------------------------------------------------------------------------------------
                     Less than $25,000                                    4.25%                   4.44%
                    ---------------------------------------------------------------------------------------
                     $25,000 but less than $50,000                        4.00%                   4.17%
                    ---------------------------------------------------------------------------------------
                     $50,000 but less than $100,000                       3.50%                   3.63%
                    ---------------------------------------------------------------------------------------
                     $100,000 but less than $250,000                      2.75%                   2.83%
                    ---------------------------------------------------------------------------------------
                     $250,000 but less than $500,000                      2.25%                   2.30%
                    ---------------------------------------------------------------------------------------
                     $500,000 but less than $1 million                    1.75%                   1.78%
                    ---------------------------------------------------------------------------------------
                     $1 million and over                                  0.00%                   0.00%
                    ---------------------------------------------------------------------------------------

                    The reduced sales charge schedule is applicable to purchases of Class A shares in a single transaction by:

                    - A single account (including an individual, trust or
                      fiduciary account).

                    - Family member accounts (limited to husband, wife and
                      children under the age of 21).

                    - Pension, profit sharing or other employee benefit plans of companies and their affiliates.

                    - Tax-exempt organizations.

                    - Groups organized for a purpose other than to buy mutual
                      fund shares.

                    Combined Purchase Privilege. You also will have the benefit of reduced sales charges by combining purchases of Class A shares of the Fund in a single transaction with purchases of Class A shares of other Multi-Class Funds and shares of FSC Funds.

                    Right of Accumulation. You also may benefit from a reduction of sales charges if the cumulative net asset value of Class A shares of the Fund purchased in a single transaction, together with shares of other funds you currently own which were previously purchased at a price including a front-end sales charge (or Class A shares purchased at $1 million or more), and shares acquired through reinvestment of distributions, amounts to $25,000 or more. Also, if you have a cumulative net asset value of all your Class A and Class D shares equal to at least
                    $5 million, you are eligible to purchase Class D shares of any fund subject to the fund's minimum initial investment requirement.

                    You must notify your Morgan Stanley Financial Advisor or other authorized financial representative (or Morgan Stanley Trust if you purchase directly through the Fund), at the time a purchase order is placed, that the purchase qualifies for the reduced sales charge under the Right of Accumulation. Similar notification must be made in writing when an order is placed by mail. The reduced sales charge will not be granted if: (i) notification is not furnished at the time of the order; or (ii) a review of the records of Morgan Stanley DW Inc. ("Morgan Stanley DW") or other authorized dealer of Fund shares or the Fund's transfer agent does not confirm your represented holdings.

                    Letter of Intent. The schedule of reduced sales charges for larger purchases also will be available to you if you enter into a written "Letter of Intent." A Letter of Intent provides for the purchase of shares of Class A of the Fund or other Multi-Class Funds or shares of FSC Funds within a thirteen-month period. The initial purchase under a Letter of Intent must be at least 5% of the stated investment goal. To determine the applicable sales charge reduction, you may also include: (1) the cost of shares of other Morgan Stanley Funds which were previously purchased at a price including a front-end sales charge during the 90-day period prior to the distributor receiving the Letter of Intent, and (2) the cost of shares of other funds you currently own acquired in exchange for shares of funds purchased during that period at a price including a front-end sales charge. You can obtain a Letter of Intent by contacting your Morgan Stanley Financial Advisor or other authorized financial representative, or by calling (800) 869-NEWS. If you do not achieve the stated investment goal within the thirteen-month period, you are required to pay the difference between the sales charges otherwise applicable and sales charges actually paid, which may be deducted from your investment.

                    Other Sales Charge Waivers. In addition to investments of $1 million or more, your purchase of Class A shares is not subject to a front-end sales charge (or a CDSC upon sale) if your account qualifies under one of the following categories:

                    - A trust for which a banking affiliate of the Investment
                      Manager provides discretionary trustee services.

                    - Persons participating in a fee-based investment program
                      (subject to all of its terms and conditions, including termination fees, and mandatory sale or transfer restrictions on termination) approved by the Fund's distributor pursuant to which they pay an asset-based fee for investment advisory, administrative and/or brokerage services.

                    - Certain investment programs that do not charge an
                      asset-based fee and have been approved by the Fund's distributor.

                    - A client of a Morgan Stanley Financial Advisor who joined us from another investment firm within six months prior to the date of purchase of Fund shares, and who used the proceeds from the sale of shares of a proprietary mutual fund of that Financial Advisor's previous firm that imposed either a front-end or deferred sales charge to purchase Class A shares, provided that: (1) the client sold the shares not more than 60 days prior to the purchase of Fund shares, and (2) the sale proceeds were maintained in the interim in cash or a Money Market Fund.

                    - Current or retired Directors or Trustees of the Morgan
                      Stanley Funds, such persons' spouses and children under the age of 21, and trust accounts for which any of such persons is a beneficiary.

                    - Current or retired directors, officers and employees of
                      Morgan Stanley and any of its subsidiaries, such persons' spouses and children under the age of 21, and trust accounts for which any of such persons is a beneficiary.

[Sidebar]
CONTINGENT DEFERRED SALES CHARGE OR CDSC
A fee you pay when you sell shares of certain Morgan Stanley Funds purchased without an initial sales charge. This fee declines the longer you hold your shares as set forth in the table.
[End Sidebar]

                    CLASS B SHARES Class B shares are offered at net asset value with no initial sales charge but are subject to a contingent deferred sales charge, or CDSC, as set forth in the table below. For the purpose of calculating the CDSC, shares are deemed to have been purchased on the last day of the month during which they were purchased.

 Year Since Purchase Payment Made          CDSC as a Percentage of Amount Redeemed
 ---------------------------------------------------------------------------------
  First                                                              5.0%
 ---------------------------------------------------------------------------------
  Second                                                             4.0%
 ---------------------------------------------------------------------------------
  Third                                                              3.0%
 ---------------------------------------------------------------------------------
  Fourth                                                             2.0%
 ---------------------------------------------------------------------------------
  Fifth                                                              2.0%
 ---------------------------------------------------------------------------------
  Sixth                                                              1.0%
 ---------------------------------------------------------------------------------
  Seventh and thereafter                                            None
 ---------------------------------------------------------------------------------

                    Each time you place an order to sell or exchange shares, shares with no CDSC will be sold or exchanged first, then shares with the lowest CDSC will be sold or exchanged next. For any shares subject to a CDSC, the CDSC will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being sold.

                    The Fund will generally not accept a purchase order for Class B shares in the amount of $100,000 or more.

                    CDSC Waivers. A CDSC, if otherwise applicable, will be waived in the case of:

                    - Sales of shares held at the time you die or become
                      disabled (within the definition in Section 72(m)(7) of the Internal Revenue Code which relates to the ability to engage in gainful employment), if the shares are:
                      (i) registered either in your name (not a trust) or in the names of you and your spouse as joint tenants with right of survivorship; or (ii) held in a qualified corporate or self-employed retirement plan, IRA or 403(b) Custodial Account, provided in either case that the sale is requested within one year of your death or initial determination of disability.

                    - Sales in connection with the following retirement plan
                      "distributions": (i) lump-sum or other distributions from a qualified corporate or self-employed retirement plan following retirement (or, in the case of a "key employee" of a "top heavy" plan, following attainment of age
                      59 1/2); (ii) distributions from an IRA or 403(b) Custodial Account following attainment of age
                      59 1/2; or (iii) a tax-free return of an excess IRA contribution (a "distribution" does not include a direct transfer of IRA, 403(b) Custodial Account or retirement plan assets to a successor custodian or trustee).

                    - Sales of shares in connection with the Systematic
                      Withdrawal Plan of up to 12% annually of the value of each fund from which plan sales are made. The percentage is determined on the date you establish the Systematic Withdrawal Plan and based on the next calculated share price. You may have this CDSC waiver applied in amounts up to 1% per month, 3% per quarter, 6% semi-annually or 12% annually. Shares with no CDSC will be sold first, followed by those with the lowest CDSC. As such, the waiver benefit will be reduced by the amount of your shares that are not subject to a CDSC. If you suspend your participation in the plan, you may later resume plan payments without requiring a new determination of the account value for the 12% CDSC waiver.

                    - Sales of shares if you simultaneously invest the proceeds in the Investment Manager's mutual fund asset allocation program, pursuant to which investors pay an asset-based fee. Any shares you acquire in connection with the Investment Manager's mutual fund asset allocation program are subject to all of the terms and conditions of that program, including termination fees, and mandatory sale or transfer restrictions on termination.

                    All waivers will be granted only following the Fund's distributor receiving confirmation of your entitlement. If you believe you are eligible for a CDSC waiver, please contact your Financial Advisor or call (800) 869-NEWS.

                    Distribution Fee. Class B shares are also subject to an annual distribution (12b-1) fee of 0.75% of the lesser of:
                    (a) the average daily aggregate gross purchases by all shareholders of the Fund's Class B shares since the inception of the Fund (not including reinvestment of dividends or capital gains distributions), less the average daily aggregate net asset value of the Fund's Class B shares sold by all shareholders since the Fund's inception upon which a CDSC has been imposed or waived, or (b) the average daily net assets of Class B. This fee is higher than the annual distribution fee paid by Class A.

                    Conversion Feature. After ten (10) years, Class B shares will convert automatically to Class A shares of the Fund with no initial sales charge. The ten year period runs from the last day of the month in which the shares were purchased, or in the case of Class B shares acquired through an exchange, from the last day of the month in which the original Class B shares were purchased; the shares will convert to Class A shares based on their relative net asset values in the month following the ten year period. At the same time, an equal proportion of Class B shares acquired through automatically reinvested distributions will convert to Class A shares on the same basis. (Class B shares held before May 1, 1997, however, will convert to Class A shares in May 2007.)

                    Currently, the Class B share conversion is not a taxable event; the conversion feature may be cancelled if it is deemed a taxable event in the future by the Internal Revenue Service.

                    If you exchange your Class B shares for shares of a Money Market Fund, a No-Load Fund or Limited Duration U.S. Treasury Trust, the holding period for conversion is frozen as of the last day of the month of the exchange and resumes on the last day of the month you exchange back into Class B shares.

                    Exchanging Shares Subject to a CDSC. There are special considerations when you exchange Fund shares that are subject to a CDSC. When determining the length of time you held the shares and the corresponding CDSC rate, any period (starting at the end of the month) during which you held shares of a fund that does NOT charge a CDSC WILL NOT BE COUNTED. Thus, in effect the "holding period" for purposes of calculating the CDSC is frozen upon exchanging into a fund that does not charge a CDSC.

                    For example, if you held Class B shares of the Fund for one year, exchanged to Class B of another Morgan Stanley Multi-Class Fund for another year, then sold your shares, a CDSC rate of 4% would be imposed on the shares based on a two year holding period -- one year for each fund. However, if you had exchanged the shares of the Fund for a Money Market Fund (which does not charge a CDSC) instead of the Multi-Class Fund, then sold your shares, a CDSC rate of 5% would be imposed on the shares based on a one year holding period. The one year in the Money Market Fund would not be counted. Nevertheless, if shares subject to a CDSC are exchanged for a fund that does not charge a CDSC, you will receive a credit when you sell the shares equal to the distribution (12b-1) fees you paid on those shares while in that fund up to the amount of any applicable CDSC.

                    In addition, shares that are exchanged into or from a Morgan Stanley Fund subject to a higher CDSC rate will be subject to the higher rate, even if the shares are re-exchanged into a fund with a lower CDSC rate.

                    CLASS C SHARES Class C shares are sold at net asset value with no initial sales charge but are subject to a CDSC of 1.0% on sales made within one year after the last day of the month of purchase. The CDSC will be assessed in the same manner and with the same CDSC waivers as with Class B shares. The Fund will not accept a purchase order for Class C shares in the amount of $1 million or more.

                    Distribution Fee. Class C shares are subject to an annual distribution (12b-1) fee of up to 0.75% of the average daily net assets of that Class. This fee is higher than the annual distribution fee paid by Class A. Unlike Class B shares, Class C shares have no conversion feature and, accordingly, an investor that purchases Class C shares may be subject to distribution (12b-1) fees applicable to Class C shares for an indefinite period.

                    CLASS D SHARES Class D shares are offered without any sales charge on purchases or sales and without any distribution (12b-1) fee. Class D shares are offered only to investors meeting an initial investment minimum of $5 million and the following investor categories:

                    - Investors participating in the Investment Manager's mutual fund asset allocation program (subject to all of its terms and conditions, including termination fees, and mandatory sale or transfer restrictions on termination) pursuant to which they pay an asset-based fee.

                    - Persons participating in a fee-based investment program
                      (subject to all of its terms and conditions, including termination fees, and mandatory sale or transfer restrictions on termination) approved by the Fund's distributor pursuant to which they pay an asset-based fee for investment advisory, administrative and/or brokerage services. With respect to Class D shares held through the Morgan Stanley Choice Program, at such times as those Fund shares are no longer held through the program, the shares will be automatically converted into Class A shares (which are subject to higher expenses than Class D shares) based on the then current relative net asset values of the two Classes.

                    - Certain investment programs that do not charge an
                      asset-based fee and have been approved by the Fund's distributor.

                    - Employee benefit plans maintained by Morgan Stanley or any of its subsidiaries for the benefit of certain employees of Morgan Stanley and its subsidiaries.

                    - Certain unit investment trusts sponsored by Morgan Stanley
                      DW or its affiliates.

                    - Certain other open-end investment companies whose shares are distributed by the Fund's distributor.

                    - Investors who were shareholders of the Dean Witter
                      Retirement Series on September 11, 1998 for additional purchases for their former Dean Witter Retirement Series accounts.

                    A purchase order that meets the requirements for investment in Class D can be made only in Class D shares.

                    Meeting Class D Eligibility Minimums. To meet the
                    $5 million initial investment to qualify to purchase
                    Class D shares you may combine: (1) purchases in a single transaction of Class D shares of the Fund and other Morgan Stanley Multi-Class Funds; and/or (2) previous purchases of Class A and Class D shares of Multi-Class Funds and shares of FSC Funds you currently own, along with shares of Morgan Stanley Funds you currently own that you acquired in exchange for those shares.

                    NO SALES CHARGES FOR REINVESTED CASH DISTRIBUTIONS If you receive a cash payment representing an income dividend or capital gain and you reinvest that amount in the applicable Class of shares by returning the check within 30 days of the payment date, the purchased shares would not be subject to an initial sales charge or CDSC.

                    PLAN OF DISTRIBUTION (RULE 12b-1 FEES) The Fund has adopted a Plan of Distribution in accordance with Rule 12b-1 under the Investment Company Act of 1940 with respect to the distribution of Class A, Class B and Class C shares.
                    (Class D shares are offered without any distribution fee.) The Plan allows the Fund to pay distribution fees for the sale and distribution of these shares. It also allows the Fund to pay for services to shareholders of Class A, Class B and Class C shares. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment in these Classes and may cost you more than paying other types of sales charges.

Financial Highlights

The financial highlights table is intended to help you understand the Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share throughout each period. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).

This information has been audited by Deloitte & Touche LLP, independent auditors, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

Class A Shares
---------------------------------------------------------------------------------------------------------------------------------
                                                                            For the Year Ended December 31,
                                                       --------------------------------------------------------------------------
                                                          2002            2001            2000            1999            1998
---------------------------------------------------------------------------------------------------------------------------------

 SELECTED PER SHARE DATA:
---------------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                    $11.47          $11.56          $10.89          $11.90          $12.16
---------------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
   Net investment income                                   0.52            0.53            0.53            0.53            0.55
   Net realized and unrealized gain (loss)                 0.62           (0.06)           0.66           (1.00)           0.13
                                                         ------          ------          ------          ------          ------
 Total income (loss) from investment operations            1.14            0.47            1.19           (0.47)           0.68
---------------------------------------------------------------------------------------------------------------------------------
 Less dividends and distributions from:
   Net investment income                                  (0.52)          (0.53)          (0.52)          (0.52)          (0.55)
   Net realized gain                                      (0.27)          (0.03)             --           (0.02)          (0.39)
                                                         ------          ------          ------          ------          ------
 Total dividends and distributions                        (0.79)          (0.56)          (0.52)          (0.54)          (0.94)
---------------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                          $11.82          $11.47          $11.56          $10.89          $11.90
---------------------------------------------------------------------------------------------------------------------------------
 TOTAL RETURN+                                            10.18%           4.08%          11.29%          (4.03)%          5.68%
---------------------------------------------------------------------------------------------------------------------------------

 RATIOS TO AVERAGE NET ASSETS(2):
---------------------------------------------------------------------------------------------------------------------------------
 Expenses (before expense offset)                          0.92%(1)        0.94%(1)        0.96%(1)        0.89%           0.93%(1)
---------------------------------------------------------------------------------------------------------------------------------
 Net investment income                                     4.44%           4.50%           4.78%           4.58%           4.50%
---------------------------------------------------------------------------------------------------------------------------------

 SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------------------------------
 Net assets, end of period, in thousands                 $5,226          $3,084            $661            $408            $393
---------------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                     21%             11%             21%              3%             24%
---------------------------------------------------------------------------------------------------------------------------------

 + DOES NOT REFLECT THE DEDUCTION OF SALES CHARGE. CALCULATED BASED ON THE NET ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.

 (1) DOES NOT REFLECT THE EFFECT OF EXPENSE OFFSET OF 0.01%

 (2) REFLECTS OVERALL FUND RATIOS FOR INVESTMENT INCOME AND NON-CLASS SPECIFIC EXPENSES.

Class B Shares
-----------------------------------------------------------------------------------------------------------------------------
                                                                         For the Year Ended December 31,
                                                    -------------------------------------------------------------------------
                                                      2002            2001            2000            1999            1998
-----------------------------------------------------------------------------------------------------------------------------

 SELECTED PER SHARE DATA:
-----------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                 $11.48          $11.60          $10.91          $11.92          $12.16
-----------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
   Net investment income                                0.46            0.47            0.47            0.46            0.49
   Net realized and unrealized gain (loss)              0.59           (0.10)           0.69           (0.99)           0.15
                                                    --------        --------        --------        --------        --------
 Total income (loss) from investment operations         1.05            0.37            1.16           (0.53)           0.64
-----------------------------------------------------------------------------------------------------------------------------
 Less dividends and distributions from:
   Net investment income                               (0.46)          (0.46)          (0.47)          (0.46)          (0.49)
   Net realized gain                                   (0.27)          (0.03)             --           (0.02)          (0.39)
                                                    --------        --------        --------        --------        --------
 Total dividends and distributions                     (0.73)          (0.49)          (0.47)          (0.48)          (0.88)
-----------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                       $11.80          $11.48          $11.60          $10.91          $11.92
-----------------------------------------------------------------------------------------------------------------------------
 TOTAL RETURN+                                          9.32%           3.26%          10.90%          (4.58)%          5.32%
-----------------------------------------------------------------------------------------------------------------------------

 RATIOS TO AVERAGE NET ASSETS(2):
-----------------------------------------------------------------------------------------------------------------------------
 Expenses (before expense offset)                       1.46%(1)        1.46%(1)        1.47%(1)        1.48%           1.44%(1)
-----------------------------------------------------------------------------------------------------------------------------
 Net investment income                                  3.90%           3.99%           4.27%           3.99%           3.99%
-----------------------------------------------------------------------------------------------------------------------------

 SUPPLEMENTAL DATA:
-----------------------------------------------------------------------------------------------------------------------------
 Net assets, end of period, in thousands            $122,099        $117,519        $121,867        $124,774        $162,659
-----------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                  21%             11%             21%              3%             24%
-----------------------------------------------------------------------------------------------------------------------------

 + DOES NOT REFLECT THE DEDUCTION OF SALES CHARGE. CALCULATED BASED ON THE NET ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.

 (1) DOES NOT REFLECT THE EFFECT OF EXPENSE OFFSET OF 0.01%

 (2) REFLECTS OVERALL FUND RATIOS FOR INVESTMENT INCOME AND NON-CLASS SPECIFIC EXPENSES.

Class C Shares
---------------------------------------------------------------------------------------------------------------------------------
                                                                            For the Year Ended December 31,
                                                       --------------------------------------------------------------------------
                                                          2002            2001            2000            1999            1998
---------------------------------------------------------------------------------------------------------------------------------

 SELECTED PER SHARE DATA:
---------------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                    $11.46          $11.57          $10.89          $11.90          $12.14
---------------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
   Net investment income                                   0.46            0.47            0.47            0.46            0.48
   Net realized and unrealized gain (loss)                 0.60           (0.09)           0.68           (0.99)           0.15
                                                         ------          ------          ------          ------          ------
 Total income (loss) from investment operations            1.06            0.38            1.15           (0.53)           0.63
---------------------------------------------------------------------------------------------------------------------------------
 Less dividends and distributions from:
   Net investment income                                  (0.46)          (0.46)          (0.47)          (0.46)          (0.48)
   Net realized gain                                      (0.27)          (0.03)             --           (0.02)          (0.39)
                                                         ------          ------          ------          ------          ------
 Total dividends and distributions                        (0.73)          (0.49)          (0.47)          (0.48)          (0.87)
---------------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                          $11.79          $11.46          $11.57          $10.89          $11.90
---------------------------------------------------------------------------------------------------------------------------------
 TOTAL RETURN+                                             9.41%           3.33%          10.81%          (4.60)%          5.30%
---------------------------------------------------------------------------------------------------------------------------------

 RATIOS TO AVERAGE NET ASSETS(2):
---------------------------------------------------------------------------------------------------------------------------------
 Expenses (before expense offset)                          1.46%(1)        1.46%(1)        1.47%(1)        1.48%           1.44%(1)
---------------------------------------------------------------------------------------------------------------------------------
 Net investment loss                                       3.90%           3.99%           4.27%           3.99%           3.99%
---------------------------------------------------------------------------------------------------------------------------------

 SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------------------------------
 Net assets, end of period, in thousands                 $3,521          $3,557          $1,318          $  840          $  765
---------------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                     21%             11%             21%              3%             24%
---------------------------------------------------------------------------------------------------------------------------------

 + DOES NOT REFLECT THE DEDUCTION OF SALES CHARGE. CALCULATED BASED ON THE NET ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.

 (1) DOES NOT REFLECT THE EFFECT OF EXPENSE OFFSET OF 0.01%

 (2) REFLECTS OVERALL FUND RATIOS FOR INVESTMENT INCOME AND NON-CLASS SPECIFIC EXPENSES.

Class D Shares
---------------------------------------------------------------------------------------------------------------------------------
                                                                            For the Year Ended December 31,
                                                       --------------------------------------------------------------------------
                                                          2002            2001            2000            1999            1998
---------------------------------------------------------------------------------------------------------------------------------

 SELECTED PER SHARE DATA:
---------------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                    $11.46          $11.58          $10.90          $11.91          $12.15
---------------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
   Net investment income                                   0.55            0.56            0.55            0.55            0.58
   Net realized and unrealized gain (loss)                 0.56           (0.10)           0.68           (1.00)           0.15
                                                        -------         -------         -------          ------          ------
 Total income (loss) investment operations                 1.11            0.46            1.23           (0.45)           0.73
---------------------------------------------------------------------------------------------------------------------------------
 Less dividends and distributions from:
   Net investment income                                  (0.54)          (0.55)          (0.55)          (0.54)          (0.58)
   Net realized gain                                      (0.27)          (0.03)             --           (0.02)          (0.39)
                                                        -------         -------         -------          ------          ------
 Total dividends and distributions                        (0.81)          (0.58)          (0.55)          (0.56)          (0.97)
---------------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                          $11.76          $11.46          $11.58          $10.90          $11.91
---------------------------------------------------------------------------------------------------------------------------------
 TOTAL RETURN+                                             9.96%           4.04%          11.64%          (3.87)%          6.12%
---------------------------------------------------------------------------------------------------------------------------------

 RATIOS TO AVERAGE NET ASSETS(2):
---------------------------------------------------------------------------------------------------------------------------------
 Expenses (before expense offset)                          0.71%(1)        0.71%(1)        0.72%(1)        0.73%           0.69%(1)
---------------------------------------------------------------------------------------------------------------------------------
 Net investment income                                     4.65%           4.74%           5.02%           4.74%           4.74%
---------------------------------------------------------------------------------------------------------------------------------

 SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------------------------------
 Net assets, end of period, in thousands                $12,533         $10,285         $10,475            $116             $82
---------------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate.                                    21%             11%             21%              3%             24%
---------------------------------------------------------------------------------------------------------------------------------

 + CALCULATED BASED ON THE NET ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.

 (1) DOES NOT REFLECT THE EFFECT OF EXPENSE OFFSET OF 0.01%

 (2) REFLECTS OVERALL FUND RATIOS FOR INVESTMENT INCOME AND NON-CLASS SPECIFIC EXPENSES.

   Morgan Stanley Funds
------------------------------------------

- GLOBAL/INTERNATIONAL FUNDS
European Growth Fund
Fund of Funds - International Portfolio
Global Advantage Fund
Global Dividend Growth Securities
International Fund
International SmallCap Fund
International Value Equity Fund
Japan Fund
Latin American Growth Fund
Pacific Growth Fund

- GROWTH FUNDS
21st Century Trend Fund
Aggressive Equity Fund
All Star Growth Fund
American Opportunities Fund
Capital Opportunities Trust
Developing Growth Securities Trust
Growth Fund
KLD Social Index Fund
Market Leader Trust
Nasdaq-100 Index Fund
New Discoveries Fund
Next Generation Trust
Small-Mid Special Value Fund
Special Growth Fund
Special Value Fund
Tax-Managed Growth Fund

- GROWTH + INCOME FUNDS
Allocator Fund
Balanced Growth Fund
Balanced Income Fund
Convertible Securities Trust
Dividend Growth Securities
Equity Fund
Fund of Funds - Domestic Portfolio
Fundamental Value Fund
Income Builder Fund
Mid-Cap Value Fund
S&P 500 Index Fund
Strategist Fund
Total Market Index Fund
Total Return Trust
Value Fund
Value-Added Market Series/ Equity Portfolio

- INCOME FUNDS
Diversified Income Trust
Federal Securities Trust
High Yield Securities
Intermediate Income Securities
Limited Duration Fund (NL)
Limited Duration U.S. Treasury Trust
Liquid Asset Fund (MM)
U.S. Government Money Market Trust (MM)
U.S. Government Securities Trust

- SPECIALTY FUNDS
Biotechnology Fund
Financial Services Trust
Global Utilities Fund
Health Sciences Trust
Information Fund
Technology Fund
Natural Resource Development
  Securities
Real Estate Fund
Utilities Fund

- TAX-FREE INCOME FUNDS
California Tax-Free Daily Income Trust (MM)
California Tax-Free Income Fund
Hawaii Municipal Trust (FSC)
Limited Term Municipal Trust (NL)
Multi-State Municipal Series Trust (FSC)
New York Municipal Money Market Trust (MM)
New York Tax-Free Income Fund
Tax-Exempt Securities Trust
Tax-Free Daily Income Trust (MM)

--------------------------------------------------------------------------------
    THERE MAY BE FUNDS CREATED OR TERMINATED AFTER THIS PROSPECTUS WAS PUBLISHED. PLEASE CONSULT THE INSIDE BACK COVER OF A NEW FUND'S PROSPECTUS FOR ITS DESIGNATION, E.G., MULTI-CLASS FUND OR MONEY MARKET FUND.

    UNLESS OTHERWISE NOTED, EACH LISTED MORGAN STANLEY FUND, EXCEPT FOR LIMITED DURATION U.S. TREASURY TRUST, IS A MULTI-CLASS FUND. A MULTI-CLASS FUND IS A MUTUAL FUND OFFERING MULTIPLE CLASSES OF SHARES. THE OTHER TYPES OF FUNDS
    ARE: NL - NO-LOAD (MUTUAL) FUND; MM - MONEY MARKET FUND; FSC - A MUTUAL FUND SOLD WITH A FRONT-END SALES CHARGE AND A DISTRIBUTION (12b-1) FEE.

  Morgan Stanley New York Tax-Free Income Fund
--------------------------------------------------------------

-  TICKER SYMBOLS:
   Class A: NYFAX   Class B: NYFBX   Class C: NYFCX   Class D: NYFDX

- ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENTS is available in the Fund's ANNUAL and SEMI-ANNUAL REPORTS TO SHAREHOLDERS. In the Fund's ANNUAL REPORT, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The Fund's STATEMENT OF ADDITIONAL INFORMATION also provides additional information about the Fund. The STATEMENT OF ADDITIONAL INFORMATION is incorporated herein by reference (legally is part of this PROSPECTUS). For a free copy of any of these documents, to request other information about the Fund, or to make shareholder inquiries, please call: (800) 869-NEWS

- YOU ALSO MAY OBTAIN INFORMATION ABOUT THE FUND BY CALLING your Morgan Stanley Financial Advisor or by visiting our Internet site at: www.morganstanley.com/funds

- INFORMATION ABOUT THE FUND (including the STATEMENT OF ADDITIONAL INFORMATION) can be viewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information about the Reference Room's operations may be obtained by calling the SEC at (202) 942-8090. Reports and other information about the Fund are available on the EDGAR database on the SEC's Internet site (www.sec.gov), and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.

(THE FUND'S INVESTMENT COMPANY ACT FILE NO. IS 811-4222)